UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 2)

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2020

ZOOM TELEPHONICS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37649	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

848 Elm Street, Manchester, NH	03101
(Address of Principal Executive Offices)	(Zip Code)

(617) 423-1072

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 2 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K, filed on December 7, 2020 (the “Original Report”). This Amendment is being filled for the sole purpose of supplementing information under Item 5.02 from the Original Report to include material compensatory plans, contracts or arrangements for certain directors, as set forth in the Company’s preliminary proxy statement filed with the Securities and Exchange Commission (the “Commission”) on April 23, 2021 and Form 10-K/A filed with the Commission on April 30, 2021.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on November 12, 2020, Zoom Telephonics, Inc. (the “Company”) entered into a merger agreement pursuant to which the Company and Minim, Inc. merged and combined their businesses (the “Minim Merger”). In connection with the Minim Merger and pursuant to an Assignment and Amendment of Employment Agreement (the “Chynoweth Assignment Agreement”), Minim, Inc. assigned to the Company, and the Company assumed, the employment agreement (the “Chynoweth Employment Agreement”) pursuant to which Minim, Inc. employed Graham Chynoweth in May 2019 as Chief Executive Officer. The agreement provides for Mr. Chynoweth to be employed at-will for annual base compensation of $250,000 and to be eligible for a bonus. Pursuant to and in connection with entering into the agreement, Mr. Chynoweth received options to purchase 600,000 shares of Minim, Inc. common stock at an exercise price of $0.44 per share which vest over a 48-month period. The agreement, as assumed by the Company, provides for Mr. Chynoweth to receive severance equal to six months’ of his base salary and the targeted bonus for the year of termination if he is terminated without cause or if he terminates the agreement with good reason as those terms are used in the agreement.

In connection with the Minim Merger, the Company entered into an at-will employment agreement (the “Doherty Employment Agreement”) with Sean Doherty to serve as Senior Vice President of Finance, at annual base compensation of $165,000, with the opportunity to receive incentive or performance bonuses or other incentive compensation.

The foregoing descriptions of the Chynoweth Assignment Agreement, Chynoweth Employment Agreement and Doherty Employment Agreement are qualified in their entirety by reference to such agreements, copies of which are included with this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
10.1
Assignment and Amendment of Employment Agreement dated December 4, 2020 among Graham Chynoweth, the Company and Minim, Inc. (incorporated by reference herein to Exhibit 10.27 of Form 10-K/A filed with the SEC on April 30, 2021)

10.2	Employment Agreement dated as of May 22, 2019 between Minim, Inc. and Graham Chynoweth (incorporated by reference herein to Exhibit 10.28 of Form 10-K/A filed with the SEC on April 30, 2021)

10.3	Employment Agreement dated as of December 4, 2020 between the Company and Sean Doherty (incorporated by reference herein to Exhibit 10.29 of Form 10-K/A filed with the SEC on April 30, 2021)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2021	ZOOM TELEPHONICS, INC.

	By:	/s/ Sean Doherty
	Name:	Sean Doherty
	Title:	Chief Financial Officer